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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report: (Date of earliest event reported): August 23, 2004




                           DAWSON GEOPHYSICAL COMPANY
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             (Exact name of registrant as specified in its charter)




         TEXAS                         2-71058                   75-0970548
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(State of Incorporation)       (Commission File Number)        (IRS Employer
                                                            Identification No.)


                              508 W WALL, SUITE 800
                                MIDLAND, TX 79701
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                    (Address of Principle Executive Officers)



                                  432/684-3000
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              (Registrant's telephone number, including area code)




          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 8.01 The Registrant has issued a press release announcing its intention to field an additional seismic data acquisition crew.





ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

           (c) Exhibits

               99.1 - Press Release dated August 23, 2004.

                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: August 23, 2004                       DAWSON GEOPHYSICAL COMPANY


                                            By: /s/  L. Decker Dawson
                                                --------------------------------
                                                L. Decker Dawson
                                                CHIEF EXECUTIVE OFFICER



                                            By: /s/  Christina W. Hagan
                                                --------------------------------
                                                Christina W. Hagan
                                                CHIEF FINANCIAL OFFICER

                                  EXHIBIT INDEX

EXHIBIT NO.       EXHIBIT
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   99.1           Press Release dated August 23, 2004.